Exhibit 99.1   NEWS RELEASE

As previously announced, TDS will hold a teleconference February 23, 2018 at 9:30 a.m. CST. Listen to the call live via the Events & Presentations page of investors.tdsinc.com.

FOR IMMEDIATE RELEASE

 TDS reports fourth quarter and full year 2017 results

Provides 2018 guidance

CHICAGO, (February 23, 2018) — Telephone and Data Systems, Inc. (NYSE:TDS) reported total operating revenues of $1,308 million for the fourth quarter of 2017, versus $1,293 million for the same period one year ago and Net income available to TDS common shareholders and related diluted earnings per share were $287 million and $2.54, respectively, for the fourth quarter of 2017.  Excluding a benefit of $327 million ($282 million, non-GAAP, net of noncontrolling interests impacts) related to the enactment of new tax legislation, Net income available to TDS common shareholders and related diluted earnings per share excluding adjustments (non-GAAP) were $6 million and $0.05, respectively for the three months ended December 31, 2017, compared to a Net loss available to TDS common shareholders and related diluted loss per share of $5 million and $0.05, respectively, in the same period one year ago.

TDS reported total operating revenues of $5,044 million and $5,155 million for the years ended 2017 and 2016, respectively, and Net income available to TDS common shareholders and related diluted earnings per share were $153 million and $1.37, respectively, for the year ended 2017.  Excluding the benefit of $327 million ($282 million, non-GAAP, net of noncontrolling interests impacts) related to the enactment of new tax legislation and a loss on goodwill impairment of $262 million ($188 million, non-GAAP, net of tax and noncontrolling interest impacts) in the third quarter of 2017, Net income available to TDS common shareholders and related diluted earnings per share excluding adjustments (non-GAAP) were $59 million and $0.53, respectively for the year ended December 31, 2017, compared to Net income available to TDS common shareholders and related diluted earnings per share of $43 million and $0.39, respectively, for the year ended 2016.

“In 2017, the TDS family of companies continued to act on our long-term strategic goals,” said LeRoy T. Carlson, Jr., TDS President and CEO. “U.S. Cellular successfully balanced customer growth with profitability, while TDS Telecom implemented its broadband strategy of driving broadband revenue and margin growth in its wireline and cable segments.

“U.S. Cellular protected and grew its customer base through an award winning network and the successful marketing and sales of Total Plans, which include no hidden fees and an unlimited data option. With record low churn, the company achieved postpaid handset growth for the year. We continued to invest in U.S. Cellular’s high-quality network by increasing capacity and launching VoLTE, which is now fully operational in Iowa and Wisconsin. Tower rental revenues, accessories sales and device protection plan sales, along with effective cost management all worked to partially offset competitive pricing pressures.

“TDS Telecom continued to grow broadband services, bundling these with video and voice services. Several years of fiber investments led to growth in IPTV connections and to increased demand for higher broadband speeds, generating residential wireline revenue growth. Network investments in our cable properties also continue to see success, driving strong increases in broadband connections and cable revenues. This quarter we accomplished our seventh consecutive quarter of double-digit broadband cable connections growth. We also signed several small cable acquisitions to strengthen our existing markets, and are continuing to seek attractive cable properties.

“At OneNeck IT Solutions, lower spending by existing customers impacted equipment revenues, and associated hardware maintenance and service revenues. OneNeck remains focused on growing recurring revenues from high-margin services through a full portfolio of offerings. In 2017, our Colocation and Relia Cloud revenues grew nicely.”

2018 Estimated Results

Current estimates of full-year 2018 results for U.S. Cellular, TDS Telecom, and TDS are shown below.  Such estimates represent management’s view as of February 23, 2018.  Such forward-looking statements should not be assumed to be current as of any future date.  TDS undertakes no duty to update such information, whether as a result of new information, future events, or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

2018 Estimated Results and Actual Results for the Year Ended December 31, 2017

	U.S. Cellular		Wireline and Cable (1)		TDS (1)(2)
	Estimate	Actual	Estimate	Actual	Estimate	Actual
(Dollars in millions)
Total operating revenues	$3,850-$4,050	$3,890	$900-$950	$919	$5,015-$5,265	$5,044
Adjusted OIBDA (3)(4)	$625-$775	$675	$290-$320	$317	$925-$1,105	$999
Adjusted EBITDA (3)	$765-$915	$820	$300-$330	$323	$1,075-$1,255	$1,152
Capital expenditures	$500-$550	$469	$270	$201	$795-$845	$694

The following tables provide reconciliations of Net income to Adjusted OIBDA and Adjusted EBITDA for 2018 estimated results and actual results for the year ended December 31, 2017.  In providing 2018 estimated results, TDS has not completed the below reconciliation to Net income because it does not provide guidance for income taxes.  Although potentially significant, TDS believes that the impact of income taxes cannot be reasonably predicted; therefore, TDS is unable to provide such guidance.

	U.S. Cellular		Wireline and Cable (1)		TDS (1)(2)
	Estimate	Actual	Estimate	Actual	Estimate	Actual
(Dollars in millions)
Net income (GAAP)	N/A	15	N/A	N/A	N/A	157
Add back:
Income tax benefit	N/A	(287)	N/A	N/A	N/A	(279)
Income (loss) before income
taxes (GAAP)	$10-160	$(272)	$80-110	$125	$5-185	$(122)
Add back:
Interest expense	110	113	–	–	170	170
Depreciation, amortization and
accretion expense	625	615	220	195	880	844
EBITDA (Non-GAAP) (3)	$745-895	$456	$300-330	$319	$1,055-1,235	$892
Add back:
Loss on impairment of goodwill	–	370	–	–	–	262
(Gain) loss on sale of business
and other exit costs, net	–	(1)	–	–	–	(1)
(Gain) loss on license sales and
exchanges, net	–	(22)	–	–	–	(22)
(Gain) loss on asset
disposals, net	20	17	–	3	20	21
Adjusted EBITDA (Non-GAAP)(3)	$765-915	$820	$300-330	$323	$1,075-1,255	$1,152
Deduct:
Equity in earnings of
unconsolidated entities	130	137	–	–	130	137
Interest and dividend income	10	8	5	5	15	15
Other, net	–	–	5	–	5	1
Adjusted OIBDA (Non-GAAP)(3)(4)	$625-775	$675	$290-320	$317	$925-1,105	$999

Note: Totals may not foot due to rounding differences.

(1)

Effective January 1, 2018, HMS will be considered a non-reportable segment and will no longer be reported under TDS Telecom.  To be comparable with the 2018 estimated results, HMS actual results for the year ended 2017 have been included as part of TDS.  A reconciliation of Cable and Wireline actual results to TDS Telecom as reported for full year 2017 can be found on TDS' website at investors.tdsinc.com.

(2)

The TDS column includes U.S. Cellular, Cable and Wireline, HMS and also the impacts of consolidating eliminations, corporate operations and non-reportable segments, all of which are not presented above.

(3)

EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation above.  EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity.  TDS does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future.  Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate.  Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of TDS’ operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of TDS’ financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.  Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities.  The table above reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA flow to the corresponding GAAP measure, Net income or Income (loss) before income taxes.

(4)	A reconciliation of Adjusted OIBDA (Non-GAAP) to Operating income (GAAP) for full year 2017 actual results can be found on TDS' website at investors.tdsinc.com.

Conference Call Information

TDS will hold a conference call on February 23, 2018, at 9:30 a.m. Central Time.

  Access the live call on the Events & Presentations page of investors.tdsinc.com or at https://www.webcaster4.com/Webcast/Page/1145/24672.
  .Access the call by phone at 877-407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.

About TDS

Telephone and Data Systems, Inc. (TDS), a Fortune 1000® company, provides wireless; cable and wireline broadband, TV and voice; and hosted and managed services to over 6 million connections nationwide through its businesses, U.S. Cellular, TDS Telecom, OneNeck IT Solutions, and BendBroadband.  Founded in 1969 and headquartered in Chicago, TDS employed 9,900 people as of December 31, 2017.

Visit www.tdsinc.com for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.

Contacts

Jane W. McCahon, Senior Vice President - Corporate Relations and Corporate Secretary

312-592-5379

jane.mccahon@tdsinc.com

Julie D. Mathews, IRC, Director - Investor Relations

312-592-5341

julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to execute TDS’ business strategy; uncertainties in TDS’ future cash flows and liquidity and access to the capital markets; the ability to make payments on TDS and U.S. Cellular indebtedness or comply with the terms of debt covenants; impacts of any pending acquisitions/divestitures/exchanges of properties and/or licenses,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings of TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of services and products offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by TDS to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit:

TDS: www.tdsinc.com

U.S. Cellular: www.uscellular.com

TDS Telecom: www.tdstelecom.com

OneNeck IT Solutions: www.oneneck.com

United States Cellular Corporation
Summary Operating Data (Unaudited)

As of or for the Quarter Ended		12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Retail Connections
Postpaid
	Total at end of period	4,518,000	4,513,000	4,478,000	4,455,000	4,482,000
	Gross additions	177,000	191,000	174,000	146,000	187,000
	Feature phones	5,000	7,000	7,000	7,000	7,000
	Smartphones	128,000	132,000	116,000	88,000	109,000
	Connected devices	44,000	52,000	51,000	51,000	71,000
	Net additions (losses)	5,000	35,000	23,000	(27,000)	(2,000)
	Feature phones	(15,000)	(15,000)	(15,000)	(19,000)	(21,000)
	Smartphones	33,000	44,000	34,000	(9,000)	(4,000)
	Connected devices	(13,000)	6,000	4,000	1,000	23,000
	ARPU (1)	$44.12	$43.41	$44.60	$45.42	$45.19
	ABPU (Non-GAAP)(2)	$56.69	$54.71	$55.19	$55.82	$55.43
	ARPA (3)	$118.05	$116.36	$119.73	$121.88	$120.67
	ABPA (Non-GAAP)(4)	$151.68	$146.65	$148.15	$149.78	$148.02
	Churn rate (5)	1.27%	1.16%	1.13%	1.29%	1.41%
	Handsets	1.00%	0.96%	0.91%	1.08%	1.23%
	Connected devices	2.84%	2.33%	2.35%	2.55%	2.49%
Prepaid
	Total at end of period	519,000	515,000	484,000	480,000	484,000
	Gross additions	83,000	102,000	73,000	78,000	83,000
	Net additions (losses)	4,000	31,000	3,000	(4,000)	4,000
	ARPU (1)	$32.42	$33.12	$33.52	$33.66	$33.25
	Churn rate (5)	5.09%	4.75%	4.93%	5.69%	5.44%
Total connections at end of period (6)		5,096,000	5,089,000	5,023,000	4,996,000	5,031,000
Market penetration at end of period
Consolidated operating population		31,834,000	31,834,000	32,089,000	32,089,000	31,994,000
Consolidated operating penetration (7)		16%	16%	16%	16%	16%
Capital expenditures (millions)		$213	$112	$84	$61	$171
Total cell sites in service		6,460	6,436	6,421	6,417	6,415
Owned towers		4,080	4,051	4,044	4,041	4,040

(1)

Average Revenue Per User (ARPU) - metric which is calculated by dividing a revenue base by an average number of connections and by the number of months in the period.  These revenue bases and connection populations are shown below:

	▪	Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
	▪	Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
(2)

Average Billings Per User (ABPU) - non-GAAP metric which is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid connections and by the number of months in the period.  Refer to the end of this release for a reconciliation of this metric to its most comparable GAAP metric.

(3)	Average Revenue Per Account (ARPA) - metric which is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
(4)

Average Billings Per Account (ABPA) - non-GAAP metric which is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid accounts and by the number of months in the period.  Refer to the end of this release for a reconciliation of this metric to its most comparable GAAP metric.

(5)	Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
(6)	Includes reseller and other connections.
(7)	Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total population of consolidated operating markets as estimated by Nielsen.

TDS Telecom
Summary Operating Data (Unaudited)

As of or for the Quarter Ended		12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
TDS Telecom
Wireline
Residential connections
	Voice (1)	290,600	298,200	304,600	308,200	310,600
	Broadband (2)	228,600	229,900	230,200	228,500	229,500
	IPTV (3)	48,600	47,200	46,200	45,200	45,300
	Wireline residential connections	567,700	575,300	581,000	581,900	585,400

Total residential revenue per connection (4)		$46.21	$46.07	$46.39	$45.17	$44.27

Commercial connections
	Voice (1)	143,000	146,900	150,500	154,000	157,400
	Broadband (2)	20,600	20,900	21,000	21,200	21,400
	managedIP (5)	146,500	147,600	149,700	150,300	150,900
	Wireline commercial connections	310,100	315,300	321,200	325,500	329,700

Total Wireline connections		877,800	890,700	902,200	907,400	915,200

Cable
Cable Connections
	Broadband (6)	153,300	143,800	140,300	137,800	133,700
	Video (7)	101,800	97,900	97,900	97,600	99,000
	Voice (8)	60,100	58,900	58,700	59,000	59,600
	Cable connections	315,100	300,600	297,000	294,300	292,400

Numbers may not foot due to rounding.

(1)	The individual circuits connecting a customer to Wireline’s central office facilities.
(2)	The number of Wireline customers provided high-capacity data circuits via various technologies, including DSL and dedicated internet circuit technologies.
(3)	The number of Wireline customers provided video services using IP networking technology.
(4)

Total residential revenue per connection is calculated by dividing total Wireline residential revenue by the average number of Wireline residential connections and by the number of months in the period.

(5)	The number of telephone handsets, data lines and IP trunks providing communications using IP networking technology.
(6)	Billable number of lines into a building for high-speed data services.
(7)

Generally, a home or business receiving video programming counts as one video connection. In counting bulk residential or commercial connections, such as an apartment building or hotel, connections are counted based on the number of units/rooms within the building receiving service.

(8)	Billable number of lines into a building for voice services.

TDS Telecom
Capital Expenditures (Unaudited)

Quarter Ended	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
(Dollars in millions)
Wireline	$55	$41	$33	$17	$26
Cable	20	14	12	9	13
HMS	2	2	4	6	5
	$76	$58	$49	$33	$45

Numbers may not foot due to rounding.

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)
			2017 vs. 2016
			Increase
Three Months Ended December 31,	2017	2016	(Decrease)
(Dollars and shares in millions, except per share amounts)
Operating revenues
U.S. Cellular (1)	$1,029	$1,006	2%
TDS Telecom	275	283	(3)%
All Other (2)	4	4	12%
	1,308	1,293	1%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	877	861	2%
Depreciation, amortization and accretion	155	156	(1)%
(Gain) loss on asset disposals, net	4	6	(34)%
(Gain) loss on license sales and exchanges, net	(3)	(3)	(24)%
	1,033	1,020	1%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	196	212	(8)%
Depreciation, amortization and accretion	56	56	-
(Gain) loss on asset disposals, net	1	1	51%
(Gain) loss on license sales and exchanges, net	–	(1)	N/M
	253	269	(6)%
All Other (2)
Expenses excluding depreciation and amortization	4	4	4%
Depreciation and amortization	2	2	(7)%
	5	5	(2)%
Total operating expenses	1,291	1,294	-
Operating income (loss)
U.S. Cellular (1)	(4)	(14)	75%
TDS Telecom	22	14	52%
All Other (2)	(1)	(1)	29%
	17	(1)	>100%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	36	30	18%
Interest and dividend income (1)	4	3	15%
Interest expense	(42)	(43)	3%
Other, net	–	–	(23)%
Total investment and other income (expense) (1)	(2)	(10)	75%
Income (loss) before income taxes	15	(11)	>100%
Income tax benefit	(319)	(6)	>(100)%
Net income (loss)	334	(5)	>100%
Less: Net income attributable to noncontrolling interests, net of tax	47	–	>100%
Net income (loss) available to TDS common shareholders	$287	$(5)	>100%

Basic weighted average shares outstanding	111	110	1%
Basic earnings (loss) per share available to TDS common shareholders	$2.59	$(0.05)	>100%

Diluted weighted average shares outstanding	112	110	2%
Diluted earnings (loss) per share available to TDS common shareholders	$2.54	$(0.05)	>100%

N/M - Percentage change not meaningful

Numbers may not foot due to rounding.

(1)

Equipment installment plan interest income is reflected as a component of Service revenues consistent with an accounting policy change effective January 1, 2017.  All prior period numbers have been recast to conform to this accounting change.

(2)	Consists of TDS corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)
			2017 vs. 2016
			Increase
Year Ended December 31,	2017	2016	(Decrease)
(Dollars and shares in millions, except per share amounts)
Operating revenues
U.S. Cellular	$3,890	$3,990	(3)%
TDS Telecom	1,140	1,151	(1)%
All Other (1)	14	14	1%
	5,044	5,155	(2)%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	3,215	3,321	(3)%
Depreciation, amortization and accretion	615	618	-
Loss on impairment of goodwill	370	–	N/M
(Gain) loss on asset disposals, net	17	22	(22)%
(Gain) loss on sale of business and other exit costs, net	(1)	–	>(100)%
(Gain) loss on license sales and exchanges, net	(22)	(19)	(17)%
	4,194	3,942	6%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	817	856	(5)%
Depreciation, amortization and accretion	222	224	(1)%
Loss on impairment of goodwill	35	–	N/M
(Gain) loss on asset disposals, net	4	4	(21)%
(Gain) loss on license sales and exchanges, net	–	(1)	N/M
	1,077	1,084	(1)%
All Other(1)
Expenses excluding depreciation and amortization	13	11	18%
Depreciation and amortization	7	8	(9)%
Loss on impairment of goodwill (2)	(143)	–	N/M
(Gain) loss on asset disposals, net	–	1	>(100)%
(Gain) loss on sale of business and other exit costs, net	–	(1)	N/M
	(122)	18	>(100)%
Total operating expenses	5,149	5,044	2%
Operating income (loss)
U.S. Cellular	(304)	48	>(100)%
TDS Telecom	63	67	(7)%
All Other (1)	136	(4)	>100%
	(105)	111	>(100)%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	137	140	(2)%
Interest and dividend income	15	11	42%
Interest expense	(170)	(170)	-
Other, net	1	–	>100%
Total investment and other income (expense)	(17)	(19)	12%
Income (loss) before income taxes	(122)	92	>(100)%
Income tax expense (benefit)	(279)	40	>(100)%
Net income	157	52	>100%
Less: Net income attributable to noncontrolling interests, net of tax	4	9	(55)%
Net income available to TDS common shareholders	$153	$43	>100%
Basic weighted average shares outstanding	111	110	1%
Basic earnings per share available to TDS common shareholders	$1.39	$0.39	>100%
Diluted weighted average shares outstanding	112	111	1%
Diluted earnings per share available to TDS common shareholders	$1.37	$0.39	>100%

N/M - Percentage change not meaningful

Numbers may not foot due to rounding.

(1)	Consists of TDS corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.

(2)

During the third quarter of 2017, U.S. Cellular recorded a goodwill impairment of $370 million while TDS recorded a goodwill impairment of the U.S. Cellular reporting unit of $227 million.  Prior to 2009, TDS accounted for U.S. Cellular's share repurchases as step acquisitions, allocating a portion of the share repurchase value to TDS' Goodwill.  Further, goodwill was impaired at the TDS level in 2003 but not at the U.S. Cellular level, effectively resulting in a lower basis of goodwill attributable to the U.S. Cellular reporting unit rather than at U.S. Cellular itself.  Consequently, U.S. Cellular's Goodwill on a stand-alone basis and any resulting impairment of Goodwill does not equal the TDS consolidated Goodwill related to U.S. Cellular.

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
(Unaudited)

Year Ended December 31,	2017	2016
(Dollars in millions)
Cash flows from operating activities
Net income	$157	$52
Add (deduct) adjustments to reconcile net income to net
cash flows from operating activities
Depreciation, amortization and accretion	844	850
Bad debts expense	95	102
Stock-based compensation expense	46	42
Deferred income taxes, net	(369)	22
Equity in earnings of unconsolidated entities	(137)	(140)
Distributions from unconsolidated entities	136	93
Loss on impairment of goodwill	262	–
(Gain) loss on asset disposals, net	21	27
(Gain) loss on sale of business and other exit costs, net	(1)	(1)
(Gain) loss on license sales and exchanges, net	(22)	(20)
Noncash interest	3	3
Other operating activities	–	(3)
Changes in assets and liabilities from operations
Accounts receivable	(61)	(23)
Equipment installment plans receivable	(261)	(246)
Inventory	6	4
Accounts payable	(7)	36
Customer deposits and deferred revenues	(4)	(52)
Accrued taxes	37	60
Accrued interest	–	(1)
Other assets and liabilities	31	(23)
Net cash provided by operating activities	776	782

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(685)	(636)
Cash paid for acquisitions and licenses	(218)	(53)
Cash paid for investments	(100)	–
Cash received from divestitures and exchanges	21	21
Federal Communications Commission deposit	–	(143)
Other investing activities	1	3
Net cash used in investing activities	(981)	(808)

Cash flows from financing activities
Issuance of long-term debt	–	2
Repayment of long-term debt	(17)	(12)
TDS Common Shares reissued for benefit plans, net of tax payments	4	9
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	1	6
Repurchase of TDS Common Shares	–	(3)
Repurchase of U.S. Cellular Common Shares	–	(5)
Repurchase of TDS Preferred Shares	(1)	–
Dividends paid to TDS shareholders	(69)	(65)
Payment of debt issuance costs	(2)	(4)
Distributions to noncontrolling interests	(4)	(1)
Other financing activities	11	14
Net cash used in financing activities	(77)	(59)

Net decrease in cash, cash equivalents and restricted cash	(282)	(85)

Cash, cash equivalents and restricted cash (1)
Beginning of period	904	989
End of period	$622	$904

(1)

As of December 31, 2017, TDS early adopted ASU 2016-18 on a retrospective basis which requires that restricted cash be presented with Cash and cash equivalents in the Statement of Cash Flows.  The Statement of Cash Flows includes restricted cash of $3 million and $4 million as of December 31, 2017 and 2016, respectively.

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

December 31,	2017	2016
(Dollars in millions)
Current assets
Cash and cash equivalents	$619	$900
Short-term investments	100	–
Accounts receivable from customers and others, net	961	851
Inventory, net	145	151
Prepaid expenses	112	115
Income taxes receivable	2	10
Other current assets	27	32
Total current assets	1,966	2,059

Assets held for sale	10	8

Licenses	2,232	1,895
Goodwill	509	766
Franchise rights	255	244
Other intangible assets, net	24	33
Investments in unconsolidated entities	453	451
Other investments	–	1

Property, plant and equipment, net	3,424	3,555

Other assets and deferred charges	422	434

Total assets	$9,295	$9,446

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

December 31,	2017	2016
(Dollars and shares in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$20	$12
Accounts payable	368	365
Customer deposits and deferred revenues	223	229
Accrued interest	11	11
Accrued taxes	64	44
Accrued compensation	126	127
Other current liabilities	106	99
Total current liabilities	918	887

Deferred liabilities and credits
Deferred income tax liability, net	552	922
Other deferred liabilities and credits	495	453

Long-term debt, net	2,437	2,433

Noncontrolling interests with redemption features	1	1

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $.01	1	1
Capital in excess of par value	2,413	2,386
Treasury shares, at cost	(669)	(698)
Accumulated other comprehensive income (loss)	(1)	1
Retained earnings	2,525	2,454
Total TDS shareholders' equity	4,269	4,144

Preferred shares	–	1
Noncontrolling interests	623	605

Total equity	4,892	4,750

Total liabilities and equity	$9,295	$9,446

Telephone and Data Systems, Inc.
Balance Sheet Highlights
(Unaudited)

	December 31, 2017
	U.S.	TDS	TDS Corporate	Intercompany	TDS
	Cellular	Telecom	& Other	Eliminations	Consolidated
(Dollars in millions)
Cash and cash equivalents	$352	$24	$243	$–	$619
Affiliated cash investments	–	362	–	(362)	–
	$352	$386	$243	$(362)	$619

Short-term investments	$50	$–	$50	$–	$100

Licenses, goodwill and other intangible
assets	$2,223	$793	$4	$–	$3,020
Investment in unconsolidated entities	415	4	41	(7)	453
	$2,638	$797	$45	$(7)	$3,473

Property, plant and equipment, net	$2,320	$1,081	$23	$–	$3,424

Long-term debt, net:
Current portion	$18	$1	$1	$–	$20
Non-current portion	1,622	2	813	–	2,437
	$1,640	$3	$814	$–	$2,457

TDS Telecom Highlights
(Unaudited)

			2017 vs. 2016
			Increase
Three Months Ended December 31,	2017	2016	(Decrease)
(Dollars in millions)
Wireline
Operating revenues
Residential	$79	$78	1%
Commercial	48	52	(7)%
Wholesale	48	44	9%
Total service revenues	175	174	1%
Equipment and product sales	–	–	(30)%
	176	174	1%
Operating expenses
Cost of services	64	66	(4)%
Cost of equipment and products	–	1	(41)%
Selling, general and administrative expenses	47	49	(5)%
Expenses excluding depreciation, amortization and accretion	111	116	(5)%
Depreciation, amortization and accretion	37	40	(7)%
(Gain) loss on license sales and exchanges, net	–	(1)	N/M
	148	156	(5)%
Operating income	$28	$19	48%

Cable
Operating revenues
Residential	$44	$38	16%
Commercial	10	11	(8)%
	54	49	10%
Operating expenses
Cost of services	25	24	1%
Selling, general and administrative expenses	15	13	15%
Expenses excluding depreciation, amortization and accretion	40	38	6%
Depreciation, amortization and accretion	12	9	31%
(Gain) loss on asset disposals, net	1	1	46%
	53	47	11%
Operating income	$1	$1	(23)%

HMS
Operating revenues
Service revenues	$27	$28	(5)%
Equipment and product sales	21	34	(37)%
	48	61	(22)%
Operating expenses
Cost of services	20	21	(2)%
Cost of equipment and products	17	28	(37)%
Selling, general and administrative expenses	10	12	(17)%
Expenses excluding depreciation, amortization and accretion	48	60	(21)%
Depreciation, amortization and accretion	7	7	1%
	55	67	(19)%
Operating loss	$(7)	$(6)	(22)%

Intercompany revenues	$(2)	$(1)	(29)%
Intercompany expenses	(2)	(1)	(29)%
Total TDS Telecom operating income	$22	$14	52%

N/M – Percentage change not meaningful
Numbers may not foot due to rounding.

TDS Telecom Highlights
(Unaudited)

			2017 vs. 2016
			Increase
Year Ended December 31,	2017	2016	(Decrease)
(Dollars in millions)
Wireline
Operating revenues
Residential	$319	$309	3%
Commercial	199	212	(6)%
Wholesale	195	175	12%
Total service revenues	713	696	2%
Equipment and product sales	1	2	(33)%
	714	698	2%
Operating expenses
Cost of services	258	258	-
Cost of equipment and products	2	2	(16)%
Selling, general and administrative expenses	191	197	(3)%
Expenses excluding depreciation, amortization and accretion	451	458	(1)%
Depreciation, amortization and accretion	151	159	(5)%
(Gain) loss on asset disposals, net	1	2	(35)%
(Gain) loss on license sales and exchanges, net	–	(1)	N/M
	603	618	(2)%
Operating income	$111	$80	40%

Cable
Operating revenues
Residential	$169	$147	15%
Commercial	37	38	(4)%
	206	185	11%
Operating expenses
Cost of services	98	94	4%
Selling, general and administrative expenses	54	51	6%
Expenses excluding depreciation, amortization and accretion	151	144	5%
Depreciation, amortization and accretion	44	37	21%
(Gain) loss on asset disposals, net	2	2	(7)%
	198	183	8%
Operating income	$8	$2	>100%

HMS
Operating revenues
Service revenues	$111	$119	(6)%
Equipment and product sales	114	155	(26)%
	225	273	(18)%
Operating expenses
Cost of services	83	82	1%
Cost of equipment and products	95	128	(26)%
Selling, general and administrative expenses	42	48	(13)%
Expenses excluding depreciation, amortization and accretion	220	259	(15)%
Depreciation, amortization and accretion	28	29	(4)%
Loss on impairment of goodwill	35	–	N/M
	282	288	(2)%
Operating loss	$(57)	$(14)	>(100)%

Intercompany revenues	$(5)	$(5)	(9)%
Intercompany expenses	(5)	(5)	(9)%
Total TDS Telecom operating income	$63	$67	(7)%

N/M – Percentage change not meaningful
Numbers may not foot due to rounding.

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations
(Unaudited)
Free Cash Flow
	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
(Dollars in millions)
Cash flows from operating activities (GAAP)	$155	$144	$776	$782
Less: Cash paid for additions to property, plant and equipment	287	209	685	636
Free cash flow (Non-GAAP)(1)	$(132)	$(65)	$91	$146

(1)

Management uses Free cash flow as a liquidity measure and it is defined as Cash flows from operating activities less Cash paid for additions to property, plant and equipment.  Free cash flow is a non-GAAP financial measure which TDS believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment.

Non-GAAP Adjustments

The following non-GAAP financial measures present certain information in the table below excluding the effect of the goodwill impairment charge, enactment of H.R.1, originally referred to as the Tax Cuts and Jobs Act (the Tax Act) and other related tax effects and noncontrolling interests impacts.  The goodwill impairment charge, which occurred in the third quarter of 2017, and the deferred tax benefit are being excluded in this presentation, as they cause current operations of TDS not to be comparable with prior periods.  TDS believes these measures may be useful to investors and other users of its financial information when comparing the current period financial results with periods that were not impacted by such items.

	Three Months Ended		Year Ended
	December 31,		December 31,
Year ended December 31,	2017	2016	2017	2016
(Dollars in millions, except per share amounts)
Net income (loss) available to TDS common shareholders (GAAP)	$287	$(5)	$153	$43
Adjustments:
Loss on impairment of goodwill	–	–	262	–
Tax benefit on impairment of goodwill(1)	–	–	(22)	–
Noncontrolling interests impact (2)	–	–	(52)	–
Subtotal of Non-GAAP goodwill adjustments	–	–	188	–

Effect of the Tax Act	(327)	–	(327)	–
Noncontrolling interests impact (2)	45	–	45	–
Subtotal of Non-GAAP tax reform adjustments	(282)	–	(282)	–

Subtotal of Non-GAAP adjustments	(282)	–	(94)	–
Net income (loss) available to TDS common shareholders excluding adjustments (Non-GAAP)	$6	$(5)	$59	$43

Diluted earnings (loss) per share available to TDS common shareholders (GAAP)	$2.54	$(0.05)	$1.37	$0.39
Adjustments:
Loss on impairment of goodwill	–	–	2.34	–
Tax benefit on impairment of goodwill(1)	–	–	(0.20)	–
Noncontrolling interests impact on goodwill impairment (2)	–	–	(0.46)	–
Effect of the Tax Act	(2.91)	–	(2.92)	–
Noncontrolling interests impact on tax reform (2)	0.42	–	0.40	–
Diluted earnings (loss) per share available to TDS common shareholders excluding adjustments (Non-GAAP)	$0.05	$(0.05)	$0.53	$0.39

Note: Totals may not foot due to rounding differences.

(1)	Tax benefit represents the amount associated with the tax-amortizable portion of the loss on goodwill impairment.

(2)	Noncontrolling interests, net of tax, includes noncontrolling public shareholders' share in U.S. Cellular for similar adjustments recorded on U.S. Cellular's consolidated financial statements.

Postpaid ABPU and Postpaid ABPA

U.S. Cellular presents Postpaid ABPU and Postpaid ABPA to reflect the revenue shift from Service revenues to Equipment and product sales resulting from the increased adoption of equipment installment plans.  Postpaid ABPU and Postpaid ABPA, as previously defined herein, are non-GAAP financial measures which U.S. Cellular believes are useful to investors and other users of its financial information in showing trends in both service and equipment and product sales revenues received from customers.

For the Quarter Ended	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
(Dollars and connection counts in millions)
Calculation of Postpaid ARPU
Postpaid service revenues	$598	$586	$597	$608	$607
Average number of postpaid connections	4.52	4.50	4.47	4.46	4.48
Number of months in period	3	3	3	3	3
Postpaid ARPU (GAAP metric)	$44.12	$43.41	$44.60	$45.42	$45.19

Calculation of Postpaid ABPU
Postpaid service revenues	$598	$586	$597	$608	$607
Equipment installment plan billings	170	152	142	139	138
Total billings to postpaid connections	$768	$738	$739	$747	$745
Average number of postpaid connections	4.52	4.50	4.47	4.46	4.48
Number of months in period	3	3	3	3	3
Postpaid ABPU (Non-GAAP metric)	$56.69	$54.71	$55.19	$55.82	$55.43

Calculation of Postpaid ARPA
Postpaid service revenues	$598	$586	$597	$608	$607
Average number of postpaid accounts	1.69	1.68	1.66	1.66	1.68
Number of months in period	3	3	3	3	3
Postpaid ARPA (GAAP metric)	$118.05	$116.36	$119.73	$121.88	$120.67

Calculation of Postpaid ABPA
Postpaid service revenues	$598	$586	$597	$608	$607
Equipment installment plan billings	170	152	142	139	138
Total billings to postpaid accounts	$768	$738	$739	$747	$745
Average number of postpaid accounts	1.69	1.68	1.66	1.66	1.68
Number of months in period	3	3	3	3	3
Postpaid ABPA (Non-GAAP metric)	$151.68	$146.65	$148.15	$149.78	$148.02